Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE

                           TELEX COMMUNICATIONS, INC.
                         ANNOUNCES THIRD QUARTER RESULTS

MINNEAPOLIS, MINNESOTA, OCTOBER 28, 2005 - Telex Communications, Inc. today announced operating results for its third quarter and nine months ended September 30, 2005. Net sales for the 2005 third quarter were $78.0 million, an increase of approximately 1% compared to net sales of $77.4 million for the third quarter of 2004. Third quarter 2005 operating income was $7.6 million compared to operating income of $11.1 million for the 2004 third quarter. Third quarter 2005 results include $1.1 million of restructuring charges associated with the August announcement of the closure of the Company's Blue Earth, Minnesota manufacturing facility.

Net sales for the nine months ended September 30, 2005 were $232.3 million, an increase of 4.4% over net sales of $222.4 million for the same period a year ago. Operating income (including the restructuring charges mentioned above) for the nine months was $25.4 million compared to operating income of $28.4 million for the first nine months last year.

Telex will host a teleconference call beginning at 1:00 PM Central Daylight Time today. A replay of this teleconference will be available on the Internet on a listen-only basis at www.telex.com. All remarks made during the teleconference will be current at the time of the call and the replay will not be updated to reflect any subsequent material developments.

ABOUT TELEX COMMUNICATIONS, INC.
Telex Communications, Inc. is a worldwide industry leader in the design, manufacture and marketing of audio and communications products and systems to commercial, professional and industrial customers. The Company markets over 30 product lines that span the professional audio and communications sectors. The Company operates through two business segments, Professional Audio and Advanced Communication Technologies. The Professional Audio segment product lines include sophisticated loudspeaker systems, wired and wireless intercom systems, mixing consoles, amplifiers, wired and wireless microphones and other related products. The Advanced Communication Technologies segment product lines include digital audio duplication products, military and aviation products, land mobile communication systems, wireless assistive listening systems, talking book products for the blind and reading disabled and other related products.

For additional information contact:
Gregory Richter
Chief Financial Officer
12000 Portland Avenue South
Burnsville, MN  55337
Tel: (952)-736-4254
E-mail:  greg.richter@us.telex.com



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



                           TELEX COMMUNICATIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                      SEPTEMBER 30,  DECEMBER 31,
                                                          2005           2004
                                                      -------------  ------------
                                                       (UNAUDITED)

                                     ASSETS

Current assets:
            Cash and cash equivalents                   $  14,035      $  14,959
            Accounts receivable, net                       55,052         50,177
            Inventories                                    53,529         52,573
            Other current assets                            6,680          4,983
                                                        ---------      ---------
                         Total current assets             129,296        122,692

Property, plant and equipment, net                         33,678         32,025
Deferred financing costs, net                               4,323          5,350
Goodwill, net                                              15,695         15,845

Other assets                                                3,783          3,296
                                                        ---------      ---------
                                                        $ 186,775      $ 179,208
                                                        =========      =========

                 LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)

Current liabilities:
            Revolving lines of credit                   $     --       $   1,011
            Current maturities of long-term debt              458            479
            Accounts payable                               17,869         13,173
            Accrued wages and benefits                     10,340         11,643
            Other accrued liabilities                      15,538         10,966
            Income taxes payable                               37          5,548
                                                        ---------      ---------
                         Total current liabilities         44,242         42,820

Long-term debt, net                                       125,742        126,079
Other long-term liabilities                                15,412         12,523
                                                        ---------      ---------
                         Total liabilities                185,396        181,422
                                                        ---------      ---------

Shareholder's equity (deficit):
            Common stock and capital in excess of par     143,029        143,029
            Accumulated other comprehensive loss           (6,641)        (1,996)
            Accumulated deficit                          (135,009)      (143,247)
                                                       ----------      ---------
                         Total shareholder's equity
                         (deficit)                          1,379         (2,214)
                                                       ----------      ---------
                                                       $  186,775      $ 179,208
                                                       ==========      =========

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

                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                       THREE MONTHS ENDED                    NINE MONTHS ENDED
                                                --------------------------------     --------------------------------
                                                SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                                    2005             2004                2005               2004
                                                -------------     -------------      -------------      -------------
Net sales                                        $  78,007          $  77,374          $ 232,253          $ 222,369
Cost of sales                                       44,284             41,585            128,882            121,288
                                                 ---------          ---------          ---------          ---------
                  Gross profit                      33,723             35,789            103,371            101,081
                                                 ---------          ---------          ---------          ---------
Operating expenses:
     Engineering                                     4,404              4,200             12,858             11,391
     Selling, general and administrative            20,602             20,511             63,958             61,282
     Restructuring charges                           1,129               --                1,129               --
                                                 ---------          ---------          ---------          ---------
                                                    26,135             24,711             77,945             72,673
                                                 ---------          ---------          ---------          ---------
                  Operating income                   7,588             11,078             25,426             28,408
Interest expense                                    (4,039)            (4,200)           (12,285)           (12,433)
Other income, net                                       99                284              1,095                424
                                                 ---------          ---------          ---------          ---------
Income before income taxes                           3,648              7,162             14,236             16,399
Provision for income taxes                           1,681              2,633              5,537              6,426
                                                 ---------          ---------          ---------          ---------
                  Net income                     $   1,967          $   4,529          $   8,699          $   9,973
                                                 =========          =========          =========          =========


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



                           TELEX COMMUNICATIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                                      NINE MONTHS ENDED
                                                                                -------------------------------
                                                                                SEPTEMBER 30,     SEPTEMBER 30,
                                                                                    2005              2004
                                                                                -------------     -------------
OPERATING ACTIVITIES:
      Net income                                                                 $  8,699          $  9,973
      Adjustments to reconcile net income to cash flows from operations:
           Depreciation and amortization                                            5,261             4,527
           Amortization of deferred financing costs                                 1,087             1,067
           Restructuring charges                                                    1,129              --
           Gain on sale of assets                                                    --                (269)
           Change in operating assets and liabilities                              (9,244)           (6,587)
           Change in long-term liabilities                                          3,110             1,352
                                                                                 --------          --------
           Other, net                                                                 533               613
                                                                                 --------          --------
      Net cash provided by  operating activities                                   10,575            10,676
                                                                                 --------          --------

INVESTING ACTIVITIES:
      Additions to property, plant and equipment                                   (9,143)           (5,310)
      Net proceeds from sale of assets                                               --               2,338
      Other                                                                           166               166
                                                                                 --------          --------
      Net cash used in investing activities                                        (8,977)           (2,806)
                                                                                 --------          --------

FINANCING ACTIVITIES:
      Borrowings (repayments) under revolving lines of credit, net                 (1,011)             --
      Repayment of long-term debt                                                    (343)             (328)
      Payment of deferred financing costs                                              --              (317)
      Dividend to parent                                                             (461)             (480)
                                                                                 --------          --------
      Net cash used in financing activities                                        (1,815)           (1,125)
                                                                                 --------          --------

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS                         (707)              (43)
                                                                                 --------          --------

CASH AND CASH EQUIVALENTS:
      Net (decrease)                                                                 (924)            6,702
      Balance at beginning of period                                               14,959             6,698
                                                                                 --------          --------
      Balance at end of period                                                   $ 14,035          $ 13,400
                                                                                 ========          ========

                           TELEX COMMUNICATIONS, INC.
                          SUPPLEMENTARY FINANCIAL DATA
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                   THREE MONTHS ENDED                      NINE MONTHS ENDED
                                                            --------------------------------      ----------------------------------
                                                            SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,        SEPTEMBER 30,
                                                                2005               2004               2005                 2004
                                                            -------------      -------------      -------------        -------------
Consolidated net sales
     Professional Audio                                      $  62,156           $  62,815          $ 185,197           $ 180,806
     Advanced Communication Technologies                        15,851              14,559             47,056              41,563
                                                             ---------           ---------          ---------           ---------
                                                             $  78,007           $  77,374          $ 232,253           $ 222,369
                                                             =========           =========          =========           =========

Operating income (loss)
     Professional Audio                                      $   5,378           $   8,102          $  18,597           $  21,715
     Advanced Communication Technologies                         3,418               2,871              8,227               7,083
     Corporate                                                  (1,208)                105             (1,398)               (390)
                                                             ---------           ---------          ---------           ---------
                                                             $   7,588           $  11,078          $  25,426           $  28,408
                                                             =========           =========          =========           =========

Net sales by geographic region
     United States                                           $  41,254           $  40,018          $ 118,152           $ 112,261
     Other Americas                                              2,486               2,427              8,674               7,981
     Europe                                                     19,132              21,564             63,399              62,854
     Asia                                                       12,909              10,128             34,851              30,334
     Other countries                                             2,226               3,237              7,177               8,939
                                                             ---------           ---------          ---------           ---------
                                                             $  78,007           $  77,374          $ 232,253           $ 222,369
                                                             =========           =========          =========           =========

Gross margin %                                                    43.2%               46.3%              44.5%               45.5%
Operating expenses as a % of net sales                            32.1%               31.9%              33.1%               32.7%
Operating income as a % of net sales                              11.2%               14.3%              11.4%               12.8%


The following table reconciles net income to EBITDA:
Net income                                                   $   1,967           $   4,529          $   8,699           $   9,973
Income taxes                                                     1,681               2,633              5,537               6,426
Interest expense                                                 4,039               4,200             12,285              12,433
Interest income                                                     (7)                (46)              (673)               (105)
Non-cash restructuring charges                                     836                --                  836                --
Depreciation and amortization                                    1,816               1,549              5,261               4,527
                                                             ---------           ---------          ---------           ---------
     EBITDA                                                  $  10,332           $  12,865          $  31,945           $  33,254
                                                             =========           =========          =========           =========

The non-GAAP financial measure in the table above is provided to assist the reader's understanding of the comparability of the company's operations for 2005 and 2004. The company believes that EBITDA, defined as net income plus income taxes, interest expense, non-cash resturcturing charges and depreciation and amortization minus interest income, is a useful basis to compare the company's results. The presentation above reconciles reported net income (U.S. GAAP amounts) to EBITDA for the quarter and nine months ended September 30, 2005 and 2004, respectively. The EBITDA information should not be construed as am alternative to reported results under U.S. GAAP.


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